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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                          Date of Report: April 2, 2001
                        (Date of earliest event reported)


                         DREYER'S GRAND ICE CREAM, INC.
             (Exact name of registrant as specified in its charter)

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              Delaware                   0-14190              94-2967523
  (State or other jurisdiction of     (Commission           (IRS Employer
           incorporation)             File Number)         Identification No.)

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5929 College Avenue, Oakland, California                        94618
(Address of principal executive offices)                      (Zip code)



Registrant's telephone number, including area code  (510) 652-8187


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Item 5. Other Events.

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Dreyer's Grand Ice Cream, Inc. dated April 2, 2001, announcing that its earnings for the first quarter of 2001 and for fiscal year 2001 will be below expectations.

Item 7(c). Exhibits.

99 Press release of Dreyer's Grand Ice Cream, Inc. dated April 2, 2001, announcing that its earnings for the first quarter of 2001 and for fiscal year 2001 will be below expectations.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 2, 2001          DREYER'S GRAND ICE CREAM, INC.


                              By: /s/ Timothy F. Kahn
                                  -------------------
                              Name:  Timothy F. Kahn
                              Title: Vice President-Finance and Administration
                                     and Chief Financial Officer





                                INDEX TO EXHIBITS

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Number        Description
- ------        -----------
99 Press release of Dreyer's Grand Ice Cream, Inc. dated April 2, 2001, announcing that its earnings for the first quarter of 2001 and for fiscal year 2001 will be below expectations.

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